UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Verve Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

Verve Therapeutics, Inc.

Important Notice Regarding the Availability of Proxy Materials

Annual Meeting of Stockholders to be held on

June 9, 2022

for stockholders of record as of April 14, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy statement, annual report, directions to register for the annual meeting and voting instructions, go to: www.proxydocs.com/VERV

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

CONTROL NUMBER

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/VERV
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 30, 2022.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/VERV	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Verve Therapeutics, Inc.

    Meeting Materials: Notice of Meeting and Proxy Statement and Annual Report

    Meeting Type: Annual Meeting of Stockholders

    Date: Thursday, June 9, 2022

    Time: 9:00 AM, Eastern Time

    Place: Annual Meeting to be held live via the Internet

   Please visit www.proxydocs.com/VERV for more details

SEE REVERSE FOR FULL AGENDA

Verve Therapeutics, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1 AND 2

    PROPOSALS

1.	Election of two Class I directors to our board of directors, each to serve until the 2025 annual meeting of stockholders:

1.01	John Evans

1.02	Krishna Yeshwant, M.D.

2.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Note:	To consider and act upon other such business as may properly come before the meeting or any adjournment thereof.

You may attend the Annual Meeting virtually by registering at www.proxydocs.com/VERV, where you will be able to vote electronically and submit questions. In order to attend, you must register in advance at www.proxydocs.com/VERV prior to the deadline of 5:00 p.m., Eastern Time, on June 8, 2022. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting and will also permit you to submit questions.